Exhibit 10.1

THIRD AMENDMENT TO

FIRST AMENDED AND RESTATED

DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC. AND

DIGITAL REALTY TRUST, L.P. 2004 INCENTIVE AWARD PLAN

THIS THIRD AMENDMENT TO THE FIRST AMENDED AND RESTATED DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC. AND DIGITAL REALTY TRUST, L.P. 2004 INCENTIVE AWARD PLAN, made as of October 27, 2009 (this “Third Amendment”), is made and adopted by Digital Realty Trust, Inc., a Maryland corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Company maintains the First Amended and Restated Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan, as amended by the First and Second Amendments thereto (the “Plan”);

WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended from time to time by the Company’s Board of Directors (the “Board”); and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows:

1. Section 2.42 of the Plan is hereby amended and restated in its entirety as follows:

“2.42 RESERVED.”

2. Section 8.10 of the Plan is hereby amended and restated in its entirety as follows:

“8.10 Granting of Profits Interest Units to Independent Directors.

(a) Pro Rata Grant. During the term of the Plan, commencing after the fifth annual meeting of the Company’s stockholders following the Public Trading Date (the “Fifth Annual Meeting”), each person who first becomes an Independent Director on a date other than the date of an annual meeting of the Company’s stockholders shall, on the date of such person first becoming an Independent Director, be granted a number of Profits Interest Units equal to the product of (A) the quotient obtained by dividing (x) $70,000 by (y) the Fair Market Value of a share of Stock on such date, multiplied by (B) the quotient obtained by dividing (x) 12 minus the number of months that have elapsed since the immediately preceding annual meeting of the Company’s stockholders, by (y) 12 (the “Pro Rata Grant”).

(b) Annual Grant. During the term of the Plan, commencing as of the sixth annual meeting of the Company’s stockholders following the Public Trading Date, each person who first becomes an Independent Director at such annual meeting and each person who otherwise continues to be an

Independent Director immediately following such annual meeting shall, on the date of each such annual meeting, be granted a number of Profits Interest Units equal to the quotient obtained by dividing (x) $70,000 by (y) the Fair Market Value of a share of Stock on the date of such annual meeting (the “Annual Grant”).

(c) Stock in Lieu of Profits Interests. Notwithstanding the foregoing, effective with respect to any grant of Profits Interest Units to an Independent Director pursuant to this Section 8.10 after the Fifth Annual Meeting, such Independent Director may elect in advance to receive in lieu thereof an equivalent number of shares in the form of a Stock Payment or Restricted Stock, as applicable, which shall be subject to the same vesting schedule (if any) as would have applied to the corresponding grant of Profits Interest Units. Notwithstanding the foregoing, in the event that an Independent Director does not qualify as an “accredited investor” within the meaning of Regulation D of the Securities Act of 1933, as amended, on the date of any grant of Profits Interest Units to such Independent Director pursuant to this Section 8.10, then such Independent Director shall not receive such grant of Profits Interest Units, and in lieu thereof shall automatically be granted an equivalent number of shares in the form of a Stock Payment or Restricted Stock, as applicable, which shall be subject to the same vesting schedule (if any) as would have applied to the corresponding grant of Profits Interest Units. Members of the Board who are employees of the Company, the Partnership, the Services Company, or any Subsidiary who subsequently retire from employment with such entities and remain on the Board will not receive a Pro Rata Grant, but to the extent they are otherwise eligible, will receive Annual Grants after such retirement from employment.

(d) Vesting. Each Annual Grant and Pro Rata Grant shall be fully vested on the date of grant. Consistent with the foregoing, the terms and conditions of the Profits Interest Units (including, without limitation, transfer restrictions with respect thereto) shall be set forth in an Award Agreement to be entered into by the Company and each Independent Director which shall evidence the grant of the Profits Interest Units.”

3. This Third Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing Third Amendment was duly adopted by the Board of Directors of Digital Realty Trust, Inc. on October 27, 2009.

Executed on this 27th day of October, 2009.

/S/ JOSHUA A. MILLS
Assistant Secretary

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